EXHIBIT 10.2
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                      COMMERCIAL REVOLVING PROMISSORY NOTE
                      ------------------------------------

$10,000,000.00                                            New Haven, Connecticut
                                                               February 11, 2008

     FOR VALUE RECEIVED, the undersigned maker, CAS MEDICAL SYSTEMS, INC., a Delaware corporation with a principal place of business at 44 East Industrial Road, Branford, Connecticut 06405 (the "Borrower"), promises to pay to the order of NEWALLIANCE BANK (the "Bank"), a Connecticut banking corporation, at its principal place of business at 195 Church Street, New Haven, Connecticut, or at such other place as the Bank or subsequent holder of this Note (hereinafter, including Bank, the "Holder") shall from time to time designate, the sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00) or so much thereof as may be advanced by the Holder, and outstanding from time to time, all as conclusively evidenced by the books and records of the Holder, pursuant to a Commercial Loan Agreement of even date herewith (the "Agreement"), together with interest on the outstanding principal balance hereof at the rate per annum which is at all times equal to the Prime Rate (as hereafter defined) in effect from time to time, minus one half of one percentage point (0.50%).

     The term "Prime Rate," as used herein shall mean the "Prime Rate" as published in the Wall Street Journal, Eastern Edition (the "Journal") under the designation "Money Rates" and shown as the "prime rate" or "base rate" on corporate loans posted by at least 75% of the nation's thirty largest banks" or similar wording used by the Journal for that index. If more than one rate is used, the Holder will use the highest. In the event the Prime Rate is unavailable for any reason, then the Holder will substitute a comparable rate therefor. The selection of the comparable rate shall be made in Holder's reasonable discretion. Any change in the interest rate shall become effective immediately upon a change in the Prime Rate and such changed interest rate shall be effective without notice from Holder.

     This Note is the Note referenced in Section 1.2 of the Agreement. Pursuant to the terms of the Agreement (and as may be limited thereby), Holder may advance and continue to advance and re-advance principal to Borrower under this Note; provided, however, except as may be further limited by the Agreement, at no time shall the principal balance outstanding under this Note exceed TEN MILLION AND 00/100 DOLLARS ($10,000,000.00). All advances made hereunder are subject to the terms of the Agreement.

     Interest on the unpaid balance hereof shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed and shall be paid monthly in arrears on the first (1st) day of each month, beginning MARCH 1, 2008. Said sums shall be paid together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and reasonable attorneys' fees incurred in any action to collect this Note or to realize on any collateral securing this Note or to protect or sustain the lien of the Holder, or in any litigation or controversy arising from or connected with this Note, the Agreement or any of the Loan Documents defined in the Agreement.

     If not sooner paid, all outstanding principal together with accrued but unpaid interest shall be due and payable in full on MAY 1, 2009 (the "Maturity Date") unless extended in writing by Holder in its sole and absolute discretion upon terms and conditions acceptable to Holder.

     In the event Holder shall fail to receive when due any installment of interest or principal or any other amount due hereunder or upon the occurrence of an Event of Default as defined in the Agreement, an Event of Default shall occur hereunder, and the entire principal sum with accrued interest thereon due under this Note shall, at the option of Holder, become due and payable forthwith without demand or notice. No failure to exercise such option shall be deemed a waiver on the part of the Holder of any right accruing thereafter. After the occurrence of an Event of Default or after maturity and including the period after any judgment has been rendered with respect hereto, Borrower agrees that the interest rate on the outstanding principal balance of this Note shall be three percentage points (3.0%) per annum higher than the rate of interest otherwise payable under this Note.

     The Borrower and each and every other endorser, guarantor and surety of this Note, and all others who may become liable for all or any part of this obligation, do hereby agree that their liability hereunder shall be joint and several and hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment of this Note, and do hereby consent to any number of renewals or extensions of the time of payment hereof, and agree that any such renewal or extension may be without notice to any of said parties and without affecting their liability hereunder, and further consent to the release of any part or parts or all of the security for the payment hereof and to the release of any party or parties liable hereon, all without affecting the liability of the other persons or entities liable for the payment of this Note.

     The Borrower hereby gives the Holder a lien and right of setoff for all the Borrower's liabilities to the Holder upon and against the Borrower's deposits, credits and property now or hereafter in the possession or control of the Holder or in transit to it. The Holder may, at any time apply the same or any part thereof, to any of the Borrower's liabilities to the Holder, though unmatured, without notice and without first resorting to any other collateral.

     Without in any way affecting any other remedy that Holder may have, in the event any payment of principal and interest due hereunder is not received by Holder within fifteen (15) days after the same is due then Borrower agrees to pay Holder a "late charge" equal to the greater of $25.00 or five percent (5.0%) of the amount of such late payment to cover the additional expenses of Holder's handling of such late payment. Such charge shall be made on a monthly basis for each payment and for each month such payment is delinquent.

     This Note may be prepaid, in whole or in part, at any time without any prepayment fee or other penalty. Any partial prepayment will not relieve Borrower from making the next scheduled payment hereunder.

     All payments made hereunder shall be applied first to any costs, charges, expenses, reasonable attorneys fees, or late charges as provided herein or in the Loan Agreement and then to interest and then to principal.

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

     THE BORROWER ACKNOWLEDGES THAT THIS NOTE RESULTS FROM A COMMERCIAL TRANSACTION AND THE BORROWER HEREBY WAIVES ANY RIGHT TO NOTICE OR HEARING UNDER THE CONSTITUTION OF THE UNITED STATES OR ANY STATE OR FEDERAL LAW, INCLUDING CONNECTICUT GENERAL STATUTES SECTION 52-278a ET SEQ., AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT OR ACTS THERETO, AND WAIVES ANY REQUIREMENT FOR THE POSTING OF ANY BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT. THE BORROWER AUTHORIZES THE ATTORNEY FOR ANY HOLDER OF THIS NOTE TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH ITS ATTORNEY.

     THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH THIS NOTE OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE DEFENSE OR ENFORCEMENT OF ANY OF BANK'S RIGHTS OR REMEDIES. BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH ITS ATTORNEY.

     If any term or provision of this Note or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

This Note is entered into in the State of Connecticut and shall be governed by and construed in accordance with the laws of the State of Connecticut. BORROWER AGREES THAT THE SUPERIOR COURT OF THE STATE OF CONNECTICUT AND/OR THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT SHALL HAVE JURISDICTION OVER ANY DISPUTE ARISING OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS. BORROWER CONSENTS TO EITHER SUCH FORUM AS HOLDER MAY CHOOSE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE APPLICABLE ADDRESS STATED ABOVE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

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

     This Note and the Agreement amend and restate, in its entirety, Commercial Line of Credit Note and Loan Agreement from Borrower to Bank-dated Oct 27, 2006. Borrower acknowledges and agrees that the principal balance outstanding hereunder as of the date of this Note is $2,012,303.85 and accrued interest outstanding hereunder as of the date of this Agreement is $3,134.77, and that Borrower has no defenses, offsets, or counterclaims with respect to thereto.



                                              CAS MEDICAL SYSTEMS, INC.

                                              By:  /s/ Jeffery Baird
                                                   -----------------------------
                                                   Jeffery Baird
                                                   Its Chief Financial Officer

























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